UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 20, 2025

iBio, Inc.

(Exact name of registrant as specified in charter)

Delaware

(State or other jurisdiction of incorporation)

001-35023	26-2797813
(Commission File Number)	(IRS Employer Identification No.)

11750 Sorrento Valley Road, Suite 200

San Diego, California 92121

(Address of principal executive offices and zip code)

(979) 446-0027

(Registrant’s telephone number including area code)

N/A

(Former Name and Former Address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	IBIO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On November 20, 2025, iBio, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders voted on four (4) proposals and cast their votes as described below. A total of 10,566,364 shares were represented in person or by proxy, which represented a quorum. The matters below are described in detail in the Company’s definitive proxy statement on Schedule 14A (the “Definitive Proxy Statement”), which was filed with the Securities and Exchange Commission (the “Commission”) on October 6, 2025.

Proposal 1 – Election of Directors

The following two (2) nominees were elected as Class II directors of the Company’s Board of Directors (the “Board”), each to serve a three-year term expiring at the 2028 Annual Meeting of Stockholders and until such director’s successor is duly elected and qualified, with the following votes:

Name of Director	Votes For	Withheld	Broker Non-Votes
1. Dr. Martin Brenner	4,803,078	75,618	5,687,668
2. Dr. Alexandra Kropotova	2,916,804	1,961,892	5,687,668

Proposal 2 – Auditor Ratification Proposal

The stockholders ratified the appointment of Grassi & Co., CPAs, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2026 based on the votes set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
9,912,837	594,576	58,951	0

Proposal 3 - Advisory Vote on the Approval of Executive Compensation

The stockholders approved, on an advisory, non-binding basis, the compensation of the Company’s named executive officers (“say-on-pay”), as disclosed in the Definitive Proxy Statement. The results of the voting for this approved proposal are as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
4,392,583	403,278	82,835	5,687,668

Proposal 4 - Advisory Vote Regarding the Frequency of Future Advisory Votes on Executive Compensation

The stockholders approved a one-year frequency for holding future advisory votes on executive compensation. The results for this approved proposal are as follows:

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
4,290,210	60,230	363,614	164,642	5,687,668

Following the approval by the Company’s stockholders and consistent with the voting results and the Board’s recommendation, the Company has determined to conduct an advisory vote on executive compensation every year, in accordance with the Dodd-Frank Wall Street Reform and Consumer Protection Act and the related Commission rules promulgated thereunder, until the Company is required to hold another advisory vote on the frequency of the advisory vote on executive compensation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 21, 2025	IBIO, INC.

	By:	/s/ Marc A. Banjak
Name: Marc A. Banjak
Title: Chief Legal Officer and Corporate Secretary